                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                    Entravision Communications Corporation

                           Offer for All Outstanding
                   8 1/8% Senior Subordinated Notes Due 2009
                                In Exchange for
                   8 1/8% Senior Subordinated Notes Due 2009
                       Which Have Been Registered Under
                    The Securities Act of 1933, as Amended,
             Pursuant to the Prospectus dated              , 2002

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
       , 2002, UNLESS EXTENDED BY THE ISSUER (SUCH DATE, AS MAY BE EXTENDED BY THE ISSUER, IS REFERRED TO HEREIN AS THE "EXPIRATION DATE"). TENDERS MAY BE
   WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                 Delivery to:

                        Union Bank of California, N.A.
                              The Exchange Agent

        By Overnight Delivery or
      Registered or Certified Mail:              By Hand Delivery:
       ---------------------------            -----------------------
     Union Bank of California, N.A.       Union Bank of California, N.A.
       120 South San Pedro Street           120 South San Pedro Street
                Suite 400                            Suite 400
          Los Angeles, CA 90012                Los Angeles, CA 90012

                         Facsimile Transmission Number
                         (Eligible Institutions Only):
                                (213) 972-5694

                  Confirm Receipt of Facsimile by Telephone:
                                (213) 972-5674

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET
FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

   The undersigned acknowledges that he or she has received and reviewed the
prospectus, dated              , 2002 (the "Prospectus"), of Entravision
Communications Corporation, a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer"), to exchange an aggregate principal amount of up to $225,000,000 of the Issuer's 8 1/8% Senior Subordinated Notes due 2009 which have been registered under the Securities Act of 1933, as amended (individually an "Exchange Note" and collectively, the "Exchange Notes"), for a like principal amount of the Issuer's issued and outstanding
8 1/8% Senior Subordinated Notes due 2009 (individually an "Outstanding Note" and collectively, the "Outstanding Notes") from the registered holders thereof.

   For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note having a principal amount equal to the principal amount of the surrendered Outstanding Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes, or if no interest has been paid on the Outstanding Notes, from March 18, 2002. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Outstanding Notes, or if no interest has been paid on the Outstanding Notes, from March 18, 2002. Holders of Exchange Notes will not receive any payment in respect of accrued interest on Outstanding Notes otherwise payable on any interest payment date, the record date for which occurs on or after the consummation of the Exchange Offer.

   This Letter of Transmittal is to be completed by a holder of Outstanding Notes either if certificates for such Outstanding Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures described in the Prospectus under the heading "The Exchange Offer-Outstanding Notes Held in Book-Entry Form" and an Agent's Message is not delivered. HOLDERS OF OUTSTANDING NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OUTSTANDING NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE EXCHANGE NOTES. HOLDERS OF OUTSTANDING NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OUTSTANDING NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER OF TRANSMITTAL MAY WITHDRAW ANY OUTSTANDING NOTES SO TENDERED AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures described in the Prospectus under the heading "The Exchange Offer-Guaranteed Delivery Procedures". See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

   The method of delivery of Outstanding Notes, Letters of Transmittal and all other required documents is at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or Outstanding Notes should be sent to the Issuer.

   The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

         DESCRIPTION OF 8 1/8% SENIOR SUBORDINATED NOTES DUE 2009 ("OUTSTANDING NOTES")
----------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)        Certificate      Aggregate Principal      Principal Amount
           (Please fill in if blank)                   Number(s)*       Amount Represented          Tendered**
----------------------------------------------------------------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                       ---------------------------------------------------------------
                                                          Total
----------------------------------------------------------------------------------------------------------------------
   * Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
   ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in Column 2. See Instruction 2. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _______________________________________________

Account Number ______________________________________________________________
                                                  Transaction Code Number ___

   By crediting the Outstanding Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s) _____________________________________________

Window Ticket Number (if any) _______________________________________________

Date of Execution of Notice of Guaranteed Delivery __________________________

Name of Institution Which Guaranteed Delivery _______________________________

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number ______________________________________________________________
                                                  Transaction Code Number ___

Name of Tendering Institution _______________________________________________

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _______________________________________________________________________

Address: ____________________________________________________________________

   If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

   The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Outstanding Notes, with full power of substitution, among other things, to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Outstanding Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

   The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Issuer, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures described in the Prospectus under the heading "The Exchange Offer-Withdrawal of Tenders."

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of 8 1/8% Senior Subordinated Notes due 2009."

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF 8 1/8% SENIOR SUBORDINATED NOTES DUE 2009" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

-----------------------------------------------------------  --------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 3 and 4)                                   (See Instructions 3 and 4)

   To be completed ONLY if certificates for                    To be completed ONLY if certificates for
Outstanding Notes not exchanged and/or Exchange              Outstanding Notes not exchanged and/or Exchange
Notes are to be issued in the name of and sent to            Notes are to be sent to someone other than the person
someone other than the person or persons whose               or persons whose signature(s) appear(s) on this Letter
signature(s) appear(s) on this Letter of Transmittal         of Transmittal above or to such person or persons at
above, or if Outstanding Notes delivered by book-            an address other than shown in the box entitled
entry transfer which are not accepted for exchange are       "Description of 8 1/8% Senior Subordinated Notes due
to be returned by credit to an account maintained at         2009" on this Letter of Transmittal above.
DTC other than the account indicated above.
                                                             Mail Exchange Notes and/or Outstanding Notes to:
Issue Exchange Notes and/or Outstanding Notes to:
                                                             Name(s) ______________________________________________
Name(s) _______________________________________________                      (Please Type or Print)
                (Please Type or Print)
                                                             ______________________________________________________
_______________________________________________________                      (Please Type or Print)
                (Please Type or Print)
                                                             Address ______________________________________________
Address _______________________________________________
                                                             ______________________________________________________
_______________________________________________________                            (Zip Code)
                      (Zip Code)

            (Complete Substitute Form W-9)

[_] Credit unexchanged Outstanding Notes delivered by book-entry transfer to DTC account set forth below.

_______________________________________________________
             (Book-Entry Transfer Facility
            Account Number, if applicable)
-----------------------------------------------------------  --------------------------------------------------------

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  IN ORDER TO VALIDLY TENDER OUTSTANDING NOTES FOR EXCHANGE, HOLDERS OF OUTSTANDING NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

   Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

                       X _____________________    , 2002
                       X _____________________    , 2002
                       (Signature(s) of Owner)   (Date)

Area Code and Telephone Number ______________________________________________

   This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ____________________________________________________________________
                            (Please Type or Print)

Capacity: ___________________________________________________________________

Address: ____________________________________________________________________
                             (Including Zip Code)

Principal place of business (if different from address listed above): _______

_______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No: _________________________________________________

Tax Identification or Social Security Nos.: _________________________________

                              SIGNATURE GUARANTEE
                        (If Required by Instruction 3)

Signature(s) Guaranteed by
An Eligible Institution:____________________________________________________
                            (Authorized Signature)

_______________________________________________________________________________
                                    (Title)

_______________________________________________________________________________
                                (Name and Firm)

             Dated: ________________________________ , 2002

                                 INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
                   8 1/8% SENIOR SUBORDINATED NOTES DUE 2009
         IN EXCHANGE FOR THE 8 1/8% SENIOR SUBORDINATED NOTES DUE 2009
                       WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
                          PURSUANT TO THE PROSPECTUS
                           DATED              , 2002

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

   This Letter of Transmittal is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer described in the Prospectus under the heading "The Exchange Offer-Outstanding Notes Held in Book-Entry Form" and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

   Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures described in the Prospectus under the heading "The Exchange Offer-Guaranteed Delivery Procedures". Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

   The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See the Prospectus under the heading "The Exchange Offer".

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

   If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of 8 1/8% Senior Subordinated Notes due 2009--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OUTSTANDING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

   If this Letter of Transmittal is signed by the holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Outstanding Notes without any change whatsoever.

   If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

   If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

   When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

   If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

   Endorsements on certificates for the Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

   Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC's system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

   Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

   Federal income tax law generally requires that a tendering holder whose Outstanding Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

   To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

   If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

   If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

   Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit an appropriate and properly completed Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

6. TRANSFER TAXES.

   The Issuer will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7. WAIVER OF CONDITIONS.

   The Issuer reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS; DEFECTS.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

   Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

   Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

   Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

   For a withdrawal of a tender of Outstanding Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the "Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including certificate number or numbers and the principal amount of such Outstanding Notes), (iii) contain a statement that such holder is withdrawing such holder's election to have such Outstanding Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes in the name of the person withdrawing the tender and (v) specify the name in which such Outstanding Notes are registered, if different from that of the Depositor. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer described in the Prospectus under the heading "The Exchange Offer--Outstanding Notes Held in Book-Entry Form", any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility.

   All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described in the Prospectus under the heading "The Exchange Offer--Outstanding Notes Held in Book-Entry Form", such Outstanding Notes will be credited to an account maintained with DTC for the Outstanding Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

   Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

         TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES

                              (See Instruction 5)

          PAYOR'S NAME:  UNION BANK OF CALIFORNIA, N.A. (THE "PAYOR")


SUBSTITUTE                               PART I--PLEASE PROVIDE YOUR TIN
Form W-9                                 IN THE BOX AT RIGHT AND CERTIFY                         TIN: _
                                         BY SIGNING AND DATING BELOW                             Social Security Number
Department of the Treasury Internal                                                                or
Revenue Service                          --------------------------------------------------------
                                         PART 2--FOR PAYEES EXEMPT FROM
Payer's Request for                      BACKUP WITHHOLDING                                      ------
Taxpayer Identification Number ("TIN")   (See Instructions)                                      Employer Identification Number
and Certification                        --------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                         PART 3--CERTIFICATION--Under penalties of perjury, I certify that:

                                         (1)The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

                                         (2)I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                            (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                         (3)I am a U.S. person (including a U.S. resident alien).

                                         The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
                                         SIGNATURE ______________________                                        DATE
-------------------------------------------------------------------------------------------------------------------------------
You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
-------------------------------------------------------------------------------------------------------------------------------
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
OF THE SUBSTITUTE FORM W-9.

         CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold at the applicable backup withholding rate for all cash payments made to me thereafter until I provide a taxpayer identification number.

                                SIGNATURE  DATE

   NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FOR ALL CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   Manually signed copies of this Letter of Transmittal will be accepted. This Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

                 The Exchange Agent for the Exchange Offer is:

                        Union Bank of California, N.A.

   By Overnight Delivery or
 Registered or Certified Mail:                                      By Hand Delivery:
-------------------------------                             ----------------------------------
Union Bank of California, N.A.
      120 South San Pedro                                     Union Bank of California, N.A.
Street Suite 400  Los Angeles,                               120 South San Pedro Street Suite
           CA 90012                                             400 Los Angeles, CA 90012

                                  Facsimile Transmission
                                     Number (Eligible
                                 Institutions Only): (213)
                                         972-5694

                                      Confirm Receipt
                                      of Facsimile by
                                 Telephone: (213) 972-5674